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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Sections 13 or 15(d) of the

                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest event
                           reported): August 13, 2002



                               Hartford Life, Inc.
             (Exact name of registrant as specified in its charter)



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         Delaware                         001-12749                        06-1470915
 -------------------------        -------------------------          ------------------------
 (State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer Identification No.)
        incorporation)
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                               Hartford Life, Inc.

                              200 Hopmeadow Street

                              Simsbury, Connecticut

                    (Address of principal executive offices)
                                      06089

                                   (Zip Code)

                                 (860) 547-5000

              (Registrant's telephone number, including area code)
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ITEM 7.  EXHIBITS.

(c)  Exhibits.

Exhibit 99.1 Certification of Thomas M. Marra, President and Chief Operating Officer of Hartford Life, Inc. (the "Company"), which accompanied the Company's Form 10-Q for the quarterly period ended June 30, 2002, pursuant to 18 United States Code section 1350, as enacted by section 906 of the Sarbanes-Oxley Act of 2002.

Exhibit 99.2 Certification of David T. Foy, Senior Vice President and Chief Financial Officer of the Company, which accompanied the Company's Form 10-Q for the quarterly period ended June 30, 2002, pursuant to 18 United States Code section 1350, as enacted by section 906 of the Sarbanes-Oxley Act of 2002.

ITEM 9.  REGULATION FD DISCLOSURE.

Attached hereto as Exhibits 99.1 and 99.2 and incorporated by reference are the certifications of Thomas M. Marra, President and Chief Operating Officer of the Company, and David T. Foy, Senior Vice President and Chief Financial Officer of the Company, respectively, which accompanied the Company's Form 10-Q for the quarterly period ended June 30, 2002, pursuant to 18 United States Code section 1350, as enacted by section 906 of the Sarbanes-Oxley Act of 2002.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        Hartford Life, Inc.
                                        (Registrant)



Date:    August 13, 2002                By:  /s/ Neal S. Wolin
                                        ----------------------------------------
                                             Name: Neal S. Wolin
                                             Title:  Executive Vice President
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                                  EXHIBIT INDEX

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EXHIBIT NUMBER                                       DESCRIPTION
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99.1                       Certification of Thomas M. Marra, President and Chief
                           Operating Officer of Hartford Life, Inc. (the "Company"), which accompanied the Company's Form 10-Q for the quarterly period ended June 30, 2002, pursuant to 18 United States Code section 1350, as enacted by section 906 of the Sarbanes-Oxley Act of 2002.

99.2 Certification of David T. Foy, Senior Vice President and Chief Financial Officer of the Company, which accompanied the Company's Form 10-Q for the quarterly period ended June 30, 2002, pursuant to 18 United States Code section 1350, as enacted by section 906 of the Sarbanes-Oxley Act of 2002.
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